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Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Quarterly Report on Form 10-Q of Cross Country, Inc. (the "Company") for the quarterly period ended September 30, 2002 (the "Periodic Report"), I, Emil Hensel, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	/s/ EMIL HENSEL Emil Hensel Chief Financial Officer

        The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.

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  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350